Related Party Transactions	12 Months Ended
Mar. 31, 2024
Text Block [Abstract]
Related Party Transactions
29. Related party transactions
The banking subsidiaries of MHFG make loans to the MHFG Group’s directors, executive officers, and other related parties. At March 31, 2023 and 2024, the aggregate loans to the Group’s equity method investees amounted to ¥732 billion and ¥914 billion, respectively, and outstanding loans to MHFG Group’s directors, executive officers, and other related parties were not considered significant. There were no loans to related parties that were considered nonaccrual. During the fiscal years ended March 31, 2023 and 2024, certain subsidiaries of MHFG partially withdrew assets from employee retirement benefit trusts, which were established for the payment of employees’ severance pay and retirement pensions. See Note 20 “Pension and other employee benefit plans” for further details. In addition, the other transactions with the related parties excluding loan transactions and partial withdrawal of assets from employee retirement benefit trusts, are considered immaterial.

Summarized Financial Information of the MHFG Group’s Equity Method Investees
Summarized financial information of the MHFG Group’s equity method investees as of March 31, 2023 and 2024, and for each of the three years ended March 31, 2024, is as follows:

	2023	2024

	(in billions of yen)
Loans	6,037	6,924
Total assets	29,367	28,447
Deposits	6,216	2,684
Total liabilities	26,506	24,829
Total equity	2,861	3,618
Noncontrolling interests	16	29

	2022	2023	2024

	(in billions of yen)
Total interest and dividend income	625	750	958
Total interest expense	182	239	384
Provision (credit) for credit losses	104	96	83
Net interest income after provision (credit) for credit losses	339	415	490
Income before income tax expense	332	261	394
Net income	246	194	298